UBS PAINEWEBBER CASHFUND, INC.                            UBS SEMIANNUAL REPORT

                                                 November 15, 2001

Dear Shareholder,

We are deeply saddened by the tragic events of September 11, 2001. All of us who are part of the global UBS family mourn the terrible loss of life on that day, and our heartfelt condolences are with our many friends, colleagues, neighbors and others who have been personally affected. As a company, we are grateful for, and actively support, those engaged in the courageous and tireless rescue, relief and recovery efforts.

These are challenging times. Our nation and economy have faced tragedy before and have demonstrated remarkable resilience. We believe that markets will ultimately be more optimistic than they are at this moment, provided another large-scale tragedy is avoided. At times like these, it is important for investors to stay focused on the fundamentals of a solid, long-term investment program.

Looking forward, as the impact of recent events is understood, we expect to find a capital market that is optimistic, yet sober. We have always been long-term investors and we maintain this focus under current conditions. We remain committed to providing sound advice toward helping investors meet their long-term investment needs.

We present you with the semiannual report for UBS PaineWebber Cashfund, Inc. for the six months ended September 30, 2001.

UBS SEMIANNUAL REPORT                            UBS PAINEWEBBER CASHFUND, INC.

Q&A WITH PORTFOLIO MANAGER
SUSAN RYAN

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001?

During the six months ended September 30, 2001, the Federal Reserve (the "Fed") lowered the Fed funds rate a total of five times, taking the rate from 4.5% to 3.0%. Post-period, the Fed continued cutting rates, and it currently stands at 2.0%. This is the lowest rate we have seen in 30 years, and it came about for a variety of reasons. Consumer confidence during the year was weak, auto sales and gross domestic product were lower than expected, and corporate profits were far below expectations. Gross domestic product, in fact, grew at a revised annual rate of 0.3% in the second quarter--barely moving. The events of September 11, which were hard on an already challenged economy, also may have prompted the Fed to lower interest rates more aggressively.

HOW DID THE RATE CUTS AFFECT FUND PERFORMANCE?

The interest rates on taxable money market securities, which we purchase, have gone down in line with the Fed funds rate, as is to be expected. Given that, our performance has been competitive with our peers.

     The barbell approach we have taken in this environment of decreasing interest rates is a major reason we have done well. We invest in very short-term (overnight to one-month), and very long-term securities--which for us means one year. The yield curve between overnights and one-year investments is an inverted bell (i.e., rates are higher at the short and long end of the yield curve), so staying very short or long allows us maximum yield benefits. Going anywhere between those time frames does not do much for our yield or average weighted maturity.

HAVE YOU MADE ANY OTHER STRATEGY CHANGES AS A RESULT OF CURRENT MARKET
CONDITIONS?

We have taken a closer look at credit quality, and limited exposure to any corporate debt from companies that have not fared well in this interest rate environment. We have also increased our U.S. government and agency holdings.

UBS PAINEWEBBER CASHFUND, INC.                            UBS SEMIANNUAL REPORT

WHAT IS AHEAD FOR THE U.S. SECURITIES MARKET, AND FOR THE FIXED INCOME MARKET IN PARTICULAR?

Right now the Fed funds rate is at 2.00%, and the next Fed meeting is scheduled for December 6. We expect that the rate may go to 1.75% this calendar year. The events of September 11, and the disastrous November airplane crash in Queens, New York, will have a significant effect on the economy, particularly the airline industry. Consumer confidence is weakened; the latest retail sales numbers were not terrible, but were below expectations. A significant amount of merchandise is being sold at steep discounts, and corporate earnings are going lower as a result. This does not bode well for the economy and the fixed income markets.

     Historically, the U.S. markets and economy have strengthened when the Fed has eased credit. The U.S. government has promised an economic stimulus package, coupled with the summer 2001 tax rebate checks and aid specifically targeted at areas and industries that were hardest hit by terrorism, such as the U.S. airline industry. These factors suggest that we will see a stronger overall market, though it is hard to predict when that market will begin.

WITH THIS IN MIND, HOW WILL YOU POSITION THE FUND GOING FORWARD?

We expect to continue the barbell approach, provided that we can continue to provide shareholders with the liquidity we would need for redemptions. We are closely watching our dollar net asset value as the market runs up in price and down in yield and, of course, we are watching the economy and market closely for signs of recovery. Post-period, we are beginning to see increased auto sales--a result of zero-percent financing offered after September 11 by many car manufacturers--lower unemployment numbers, and a bit of stock price recovery. While overall market improvement in the near term was probably thwarted by the tragedy of September 11, we are optimistic about the coming year.

UBS SEMIANNUAL REPORT                            UBS PAINEWEBBER CASHFUND, INC.

PORTFOLIO REVIEW

PERFORMANCE AND CHARACTERISTICS                      9/30/01        3/31/01
-------------------------------------------------------------------------------
Seven-Day Yield+                                       2.96%          4.71%
Weighted Average Maturity                            52 days        52 days
Net Assets                                      $6.8 billion   $6.8 billion

SECTOR ALLOCATION*                    9/30/01                                       3/31/01
-------------------------------------------------------------------------------------------
Commercial Paper                       45.1%   Commercial Paper                       47.5%
U.S. Gov't Agency Obligations          35.8    U.S. Gov't Agency Obligations          27.2
Short-Term Corporate                    9.2    Short-Term Corporate                    9.4
Money Market Funds                      7.8    Bank Obligations                        8.5
Bank Obligations                        2.0    Money Market Funds                      7.0
Other Assets in Excess of Liabilities   0.1    Other Assets in Excess of Liabilities   0.4
-------------------------------------------------------------------------------------------
Total                                 100.0%   Total                                 100.0%

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on a fund managed by Brinson Advisors, Inc.,(1) please contact your financial advisor or visit us at www.ubspainewebber.com.


Sincerely,

/s/ Brian M. Storms                     /s/ Susan P. Ryan

BRIAN M. STORMS                         SUSAN P. RYAN
President and                           Executive Director
Chief Operating Officer                 Brinson Advisors, Inc.
Brinson Advisors, Inc.                  Portfolio Manager,
                                        UBS PaineWebber Cashfund, Inc.


     This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended September 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.


+    Yields will fluctuate.
* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

UBS PAINEWEBBER CASHFUND, INC.

STATEMENT OF NET ASSETS                            SEPTEMBER 30, 2001(UNAUDITED)

 PRINCIPAL
  AMOUNT
   (000)                                                                       MATURITY DATES      INTEREST RATES         VALUE
----------                                                                  --------------------  ---------------- ----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--35.79%
  $ 40,295  Federal Farm Credit Bank                                        05/01/02 to 05/06/02  3.810 to 3.860%@ $     39,372,921
    84,000  Federal Home Loan Bank                                          11/09/01 to 12/05/01  3.365 to 3.390@        83,573,754
   201,500  Federal Home Loan Bank                                          10/01/01 to 10/05/01  2.949 to 3.045*       201,409,862
   110,000  Federal Home Loan Bank                                          01/29/02 to 08/28/02  3.700 to 5.110        109,988,164
   448,798  Federal Home Loan Mortgage Corp.                                10/18/01 to 08/28/02  2.390 to 4.760@       444,186,353
   145,000  Federal Home Loan Mortgage Corp.                                      10/01/01            3.055*            144,960,655
   105,250  Federal Home Loan Mortgage Corp.                                07/25/02 to 09/13/02  3.650 to 4.070        105,238,762
   708,303  Federal National Mortgage Association                           10/18/01 to 07/26/02  2.820 to 4.970@       700,198,087
   308,000  Federal National Mortgage Association                           10/01/01 to 10/03/01  2.723 to 3.003*       307,981,271
   297,000  Student Loan Marketing Association                                    10/02/01        2.899 to 2.999*       296,958,631
                                                                                                                   ----------------
Total U.S. Government Agency Obligations (cost--$2,433,868,460)                                                       2,433,868,460
                                                                                                                   ----------------

DOMESTIC BANK NOTES--1.96%
   120,000  LaSalle National Bank N.A.                                      02/26/02 to 08/06/02  3.745 to 5.010        120,000,000
    13,000  PNC Bank N.A.                                                         10/11/01             3.720             13,010,087
                                                                                                                   ----------------
Total Domestic Bank Notes (cost--$133,010,087)                                                                          133,010,087
                                                                                                                   ----------------

COMMERCIAL PAPER@--45.07%

ASSET BACKED-AUTO & TRUCK--1.83%
   125,000  New Center Asset Trust                                          11/05/01 to 12/19/01  3.520 to 3.530        124,356,014
                                                                                                                   ----------------
ASSET BACKED-BANKING--2.87%
   124,698  Atlantis One Funding Corp.                                      10/01/01 to 12/13/01  3.230 to 3.640        124,438,236
    23,500  Centric Capital Corp.                                           10/09/01 to 10/15/01  3.510 to 3.650         23,475,400
    47,422  Stellar Funding Group, Inc.                                           10/10/01             3.020             47,386,196
                                                                                                                   ----------------
                                                                                                                        195,299,832
                                                                                                                   ----------------
ASSET BACKED-MISCELLANEOUS--9.83%
    50,000  Asset Securitization Cooperative Corp.                                10/11/01             3.450             49,952,083
    65,000  Enterprise Funding Corp.                                              10/19/01             2.700             64,912,249
    19,000  Falcon Asset Securitization Corp.                                     10/15/01             4.430             18,967,267
    50,000  Galaxy Funding, Inc.                                            10/01/01 to 10/12/01       3.500             49,978,611
    80,148  Giro Funding U.S. Corp.                                         10/15/01 to 11/08/01  3.500 to 3.650         79,935,820
    30,000  Giro Multi-Funding Corp.                                              10/22/01             2.500             29,956,250
    49,680  Parthenon Receivables Funding LLC                                     10/15/01             3.000             49,622,040
   143,385  Pennine Funding                                                 10/01/01 to 12/27/01  2.500 to 3.700        142,914,517
   104,985  Receivables Capital Corp.                                       10/04/01 to 10/11/01  3.510 to 3.520        104,916,713
    30,000  Three Rivers Funding Corp.                                            10/03/01             3.500             29,994,167
    47,239  Triple A One Funding                                            10/02/01 to 10/22/01  2.500 to 3.490         47,190,531
                                                                                                                   ----------------
                                                                                                                        668,340,248
                                                                                                                   ----------------
AUTO & TRUCK--0.23%
    15,713  BMW U.S. Capital, Inc.                                                10/01/01             3.450             15,713,000
                                                                                                                   ----------------
BANKING-DOMESTIC--11.79%
    40,000  ABN-Amro North America Finance                                        11/07/01             3.830             39,842,545

UBS PAINEWEBBER CASHFUND, INC.

 PRINCIPAL
  AMOUNT
   (000)                                                                       MATURITY DATES      INTEREST RATES         VALUE
----------                                                                  --------------------   --------------   ---------------
COMMERCIAL PAPER@--(CONTINUED)
BANKING-DOMESTIC--(CONCLUDED)
  $165,000  Danske Corp.                                                    10/12/01 to 12/04/01  3.390 to 3.635%   $   164,538,404
   205,000  Dexla Delaware LLC                                              10/03/01 to 12/20/01  2.450 to 3.650        204,481,367
    40,000  Fortis Funding LLC                                                    12/21/01             2.480             39,776,800
   151,325  Nordea North America, Inc.                                      10/09/01 TO 12/19/01  2.460 TO 3.550        150,881,547
   163,300  Societe Generale North America, Inc.                            11/13/01 to 11/21/01  3.280 to 3.870        162,549,474
    40,000  Stadshypotek Delaware, Inc.                                           11/26/01             2.490             39,845,067
                                                                                                                    ---------------
                                                                                                                        801,915,204
                                                                                                                    ---------------
BROKER-DEALER--1.25%
    30,000  Credit Suisse First Boston, Inc.                                      11/05/01             3.420             29,900,250
    55,000  Morgan Stanley Dean Witter & Co.                                      10/01/01             3.200*            55,000,000
                                                                                                                    ---------------
                                                                                                                         84,900,250
                                                                                                                    ---------------
CHEMICALS--0.76%
    52,000  Henkel Corp.                                                    10/10/01 to 12/10/01  3.380 to 3.630         51,850,845
                                                                                                                    ---------------
DRUGS, HEALTH CARE--1.51%
    72,900  Bayer Corp.                                                     10/10/01 to 10/12/01  3.000 to 3.480         72,834,244
    30,000  Pfizer, Inc.                                                          10/25/01             2.400             29,952,000
                                                                                                                    ---------------
                                                                                                                        102,786,244
                                                                                                                    ---------------
ENERGY--0.51%
    35,000  Exxon Imperial U.S., Inc.                                             10/05/01             3.000             34,988,333
                                                                                                                    ---------------
FINANCE-CONDUIT--1.76%
    40,000  ANZ Delaware, Inc.                                                    11/21/01             3.380             39,808,467
    80,000  Svenska Handelsbanken, Inc.                                     10/10/01 TO 11/15/01  3.500 to 3.900         79,810,000
                                                                                                                    ---------------
                                                                                                                        119,618,467
                                                                                                                    ---------------
FINANCE-CONSUMER--1.46%
    50,000  Household Finance Corp.                                               10/01/01             3.450             50,000,000
    24,178  Transamerica Finance Corp.                                            10/17/01             3.420             24,141,249
    25,000  USA Education, Inc.                                                   10/01/01             3.450             25,000,000
                                                                                                                    ---------------
                                                                                                                         99,141,249
                                                                                                                    ---------------
FINANCE-DIVERSIFIED--3.80%
    30,000  Barclays U.S. Funding Corp.                                           12/20/01             2.520             29,832,000
    30,000  General Electric Capital Corp.                                        01/24/02             3.350             29,678,958
   200,000  General Electric Capital International Funding                  11/15/01 to 12/06/01  2.910 to 3.390        199,022,567
                                                                                                                    ---------------
                                                                                                                        258,533,525
                                                                                                                    ---------------
FINANCE-SUBSIDIARY--0.44%
    30,000  Deutsche Bank Financial LLC                                           12/04/01             3.380             29,819,733
                                                                                                                    ---------------
INSURANCE--0.52%
    35,294  General Re Corp.                                                11/16/01 to 12/10/01       3.400             35,084,001
                                                                                                                    ---------------
METALS & MINING--1.88%
   128,346  Rio Tinto America, Inc.                                         10/09/01 to 12/14/01  3.220 to 3.700        127,887,356
                                                                                                                    ---------------

UBS PAINEWEBBER CASHFUND, INC.

 PRINCIPAL
  AMOUNT
   (000)                                                                       MATURITY DATES      INTEREST RATES         VALUE
----------                                                                  --------------------  ---------------- ----------------
COMMERCIAL PAPER@--(CONCLUDED)
PRINTING & PUBLISHING--0.37%
  $ 25,000  Gannett Co., Inc.                                                     10/09/01             3.500%      $     24,980,556
                                                                                                                   ----------------
RETAIL-REAL ESTATE--0.44%
    30,000  HD Real Estate Funding Corp.                                          11/05/01             3.760             29,890,333
                                                                                                                   ----------------
TELECOMMUNICATIONS--3.82%
    22,016  Verizon Global Funding, Inc.                                          10/11/01             3.000             21,997,653
   238,790  Verizon Network Funding Co.                                     10/03/01 to 11/13/01  3.300 to 3.625        238,094,046
                                                                                                                   ----------------
                                                                                                                        260,091,699
                                                                                                                   ----------------
Total Commercial Paper (cost--$3,065,196,889)                                                                         3,065,196,889
                                                                                                                   ----------------

SHORT-TERM CORPORATE OBLIGATIONS--9.26%
ASSET BACKED-FINANCE--4.34%
    20,000  Beta Finance, Inc.                                                    05/14/02             4.095             19,999,384
   125,000  Beta Finance, Inc.                                                    10/01/01        3.060 to 3.148*       124,996,865
   150,000  CC (USA), Inc.                                                        10/01/01        3.060 to 3.190*       149,998,706
                                                                                                                   ----------------
                                                                                                                        294,994,955
                                                                                                                   ----------------
BANKING-DOMESTIC--0.44%
    30,000  Wells Fargo & Co.                                                     10/15/01            3.471*             30,000,000
                                                                                                                   ----------------
BROKER-DEALER--2.87%
    50,000  Credit Suisse First Boston, Inc.                                      10/01/01        3.485 to 3.495*        50,000,000
    70,000  Merrill Lynch & Co., Inc.                                             10/01/01        3.180 to 3.190*        70,000,000
    25,000  Merrill Lynch & Co., Inc.                                             10/02/01             6.705             24,999,990
    50,000  Morgan Stanley Dean Witter & Co.                                      10/15/01            3.548*             50,000,000
                                                                                                                   ----------------
                                                                                                                        194,999,990
                                                                                                                   ----------------
DRUGS, HEALTH CARE--0.59%
    40,000  Merck & Co., Inc.                                                     02/22/02             5.100             40,000,000
                                                                                                                   ----------------
FINANCE-INDEPENDENT--0.73%
    50,000  National Rural Utilities Cooperative Finance Corp.                    10/03/01            3.080*             50,000,000
                                                                                                                   ----------------
FOOD, BEVERAGE & TOBACCO--0.29%
    20,000  McDonald's Corp.                                                      03/07/02             4.813             20,000,000
                                                                                                                   ----------------
Total Short-Term Corporate Obligations (cost--$629,994,945)                                                             629,994,945
                                                                                                                   ----------------

UBS PAINEWEBBER CASHFUND, INC.

NUMBER OF
  SHARES
   (000)                                                                       MATURITY DATES      INTEREST RATES         VALUE
----------                                                                    ----------------     --------------   ---------------
MONEY MARKET FUNDS--7.80%
   306,561  AIM Liquid Assets Portfolio                                           10/01/01            3.230%        $   306,561,289
   185,243  AIM Prime Portfolio                                                   10/01/01            3.120             185,242,697
    38,983  Provident Temporary Cash Portfolio                                    10/01/01            3.264              38,983,486
                                                                                                                    ---------------
Total Money Market Funds (cost--$530,787,472)                                                                           530,787,472
                                                                                                                    ---------------
Total Investments (cost--$6,792,857,853 which approximates cost for federal
    income tax purposes)--99.88%                                                                                      6,792,857,853
Other assets in excess of liabilities--0.12%                                                                              8,433,138
                                                                                                                    ---------------
Net Assets (applicable to 6,802,035,911 shares outstanding at
    $1.00 per share)--100.00%                                                                                       $ 6,801,290,991
                                                                                                                    ===============

------

* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of September 30, 2001 and reset periodically.
@    Interest rates shown are the discount rates at date of purchase.


                       Weighted average maturity--52 days








                 See accompanying notes to financial statements

UBS PAINEWEBBER CASHFUND, INC.


STATEMENT OF OPERATIONS

                                                                                           FOR THE SIX
                                                                                           MONTHS ENDED
                                                                                        SEPTEMBER 30, 2001
                                                                                           (UNAUDITED)
                                                                                         --------------
INVESTMENT INCOME:
Interest                                                                                   $144,858,190
                                                                                         --------------
EXPENSES:
Investment advisory and administration                                                       11,666,143
Transfer agency and related services fees                                                     5,385,500
Reports and notices to shareholders                                                             548,350
Insurance                                                                                       391,862
Custody and accounting                                                                          354,414
Federal and state registration                                                                  268,975
Professional fees                                                                                75,160
Directors' fees                                                                                   5,250
Other expenses                                                                                   32,399
                                                                                         --------------
                                                                                             18,728,053
                                                                                         --------------
Net investment income                                                                       126,130,137
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                                  35,002
                                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $126,165,139
                                                                                         ==============


STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE SIX
                                                                         MONTHS ENDED        FOR THE
                                                                     SEPTEMBER 30, 2001    YEAR ENDED
                                                                         (UNAUDITED)     MARCH 31, 2001
                                                                     ---------------    ---------------
FROM OPERATIONS:
Net investment income                                                $   126,130,137    $   356,553,953
Net realized gains from investment transactions                               35,002            137,952
                                                                     ---------------    ---------------
Net increase in net assets resulting from operations                     126,165,139        356,691,905
                                                                     ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                   (126,130,137)      (356,553,953)
                                                                     ---------------    ---------------
Net increase in net assets derived from capital share transactions        11,515,074        734,214,172
                                                                     ---------------    ---------------
Net increase in net assets                                                11,550,076        734,352,124
NET ASSETS:
Beginning of period                                                    6,789,740,915      6,055,388,791
                                                                     ---------------    ---------------
End of period                                                        $ 6,801,290,991    $ 6,789,740,915
                                                                     ===============    ===============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     UBS PaineWebber Cashfund, Inc. (the "Fund"), was organized under the laws of Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS--Investments are valued at amortized cost which approximates market value. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors, Inc. ("Brinson Advisors"). Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

   The Fund's Board of Directors has approved an investment advisory and administration contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, under which UBS PaineWebber serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, UBS PaineWebber receives compensation from the Fund, accrued daily and paid monthly equivalent to 0.500% per annum of the Fund's first $500 million of average daily net assets; 0.425% of the next $500 million; 0.390% of the

----------

 * UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

next $500 million; 0.380% of the next $500 million; 0.350% of the next $500 million; 0.345% of the next $1.0 billion; 0.325% of the next $500 million; 0.315% of the next $500 million; 0.300% of the next $500 million; 0.290% of the next $500 million; and 0.280% of average daily net assets in excess of $5.5 billion. At September 30, 2001, the Fund owed UBS PaineWebber $1,939,257 in investment advisory and administration fees.

     Brinson Advisors serves as sub-advisor to the Fund pursuant to a sub-advisory contract between UBS PaineWebber and Brinson Advisors ("Sub-Advisory Contract"). In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the Fund) pays Brinson Advisors for sub-advisory services provided to the Fund.

TRANSFER AGENCY RELATED SERVICE FEES

     UBS PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund. For the six months ended September 30, 2001, UBS PaineWebber received from PFPC, not the Fund, approximately 55% of the total transfer agency and related service fees collected by PFPC from the Fund.

OTHER LIABILITIES

     At September 30, 2001, dividends payable to shareholders were $3,269,730.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

     At September 30, 2001, the Fund had a net capital loss carryforward of $608,651. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized gains, and will expire by March 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

MONEY MARKET FUND INSURANCE BOND

     The Fund has an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bond, the Fund expects to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance would do so. For the six months ended September 30, 2001, the Fund did not use this insurance bond.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

CAPITAL SHARE TRANSACTIONS

     There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in capital shares, at $1.00 per share, were as follows:

                                                     FOR THE SIX         FOR THE
                                                     MONTHS ENDED       YEAR ENDED
                                                  SEPTEMBER 30, 2001  MARCH 31, 2001
                                                   ----------------   ---------------
        Shares sold                                  10,091,931,788    21,748,768,114
        Shares repurchased                          (10,204,705,569)  (21,360,954,478)
        Dividends reinvested                            124,288,855       346,400,536
                                                   ----------------   ---------------
        Net increase in shares outstanding               11,515,074       734,214,172
                                                   ================   ===============

UBS PAINEWEBBER CASHFUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                               FOR THE SIX                       FOR THE YEARS ENDED MARCH 31,
                                               MONTHS ENDED    -------------------------------------------------------------------
                                           SEPTEMBER 30, 2001
                                               (UNAUDITED)         2001         2000           1999         1998           1997
                                           ------------------  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $     1.00     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                ----------     ----------    ----------    ----------    ----------    ----------
Net investment income                               0.0188         0.0586        0.0486        0.0487        0.0511        0.0482
Dividends from net investment income               (0.0188)       (0.0586       (0.0486       (0.0487)      (0.0511)      (0.0482)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $     1.00     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                ==========     ==========    ==========    ==========    ==========    ==========
Total investment return(1)                            1.89%          6.02%         4.97%         4.98%         5.23%         4.93%
                                                ==========     ==========    ==========    ==========    ==========    ==========
Ratios/Supplemental Data:
Net assets, end of period (000's)               $6,801,291     $6,789,741    $6,055,389    $6,112,559    $5,683,262    $5,260,468
Expenses to average net assets                        0.55%*         0.56%         0.55%         0.52%         0.56%         0.63%
Net investment income to average net assets           3.74%*         5.85%         4.86%         4.86%         5.11%         4.82

-----------------
*    Annualized

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. Total investment return for period less than one year has not been annualized.

DIRECTORS

E. Garrett Bewkes, Jr.                      CASHFUND,
CHAIRMAN                                    INC.

Margo N. Alexander                          SEPTEMBER 30, 2001
Richard Q. Armstrong
David J. Beaubien
Richard R. Burt                             SEMIANNUAL REPORT
Meyer Feldberg
George W. Gowen
William W. Hewitt, Jr.
Morton Janklow
Frederic V. Malek
Carl W. Schafer
William D. White

PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Susan P. Ryan
VICE PRESIDENT


INVESTMENT ADVISOR
AND ADMINISTRATOR

UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019-6028


SUB-ADVISOR, SUB-ADMINISTRATOR
AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.




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